Exhibit 10.1     Amendment #1

TERM & RELOC 2010

Real Estate Term Loan #10053500
Real Estate Line of Credit #10053600

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST Amendment to Credit Agreement ("Amendment") is dated and made effective as of AUGUST 1, 2011 between ALICO, INC., a Florida corporation ("Alico, Inc."); ALICO-AGRI, LTD., a Florida limited partnership ("Alico-Agri"); ALICO PLANT WORLD, L.L.C., a Florida limited liability company ("Plant World"); BOWEN BROTHERS FRUIT, LLC, a Florida limited liability company ("Bowen"); and ALICO LAND DEVELOPMENT, INC., a Florida corporation ("ALDI") (Alico Inc., Alico-Agri; Plant World; Bowen; and ALDI are individually and collectively, "Borrower") and RABO AGRIFINANCE, INC., a Delaware corporation ("Lender").

PRELIMINARY STATEMENT. The Borrower and the Lender have entered into a Credit Agreement dated September 8, 2010 (said agreement is hereinafter referred to as the "Credit Agreement," the terms defined in the Credit Agreement are used herein as therein defined).

The Borrower and the Lender wish to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, the Borrower and the Lender agree as follows:

Under ARTICLE 2 - THE REAL ESTATE LINE OF CREDIT, the following item #2.03 is hereby modified, as applicable, and shall now read as follows:

2.03 Loans under the Line of Credit.

Loans under the Line of Credit are subject to Article 5. Line of Credit Loans must be used only for financing general corporate expenditures, including operating expenses, purchases of capital assets, payment of dividends and general working capital. There will be NO MINIMUM amount for each Line of Credit Loan. Up to 365 Line of Credit Loans per year may be obtained without a disbursement fee.

Reference to and Effect on the Credit Agreement.

(a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof ) of the State of Florida.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of Georgia.

Expenses. The Borrower shall pay on demand all costs and expenses incurred by the Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, Legal Fees incurred in connection with the preparation of this Amendment and advising the Lender as to its rights, and the cost of any credit verification reports or field examinations of the Borrower's properties or books and records). The Borrower's obligations to the Lender under this Section shall survive termination of this Agreement and repayment of the Borrower's obligations to the Lender under the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER

Alico, Inc., a Florida corporation

By:	/s/ J.D. Alexander
J.D Alexander, Chief Executive Officer

Alico-Agri, Ltd., a Florida limited partnership

By:	Alico, Inc., a Florida corporation, its General Partner

By:	/s/ J.D. Alexander
J.D Alexander, Chief Executive Officer

Alico Plant World, L.L.C., a Florida limited liability company

By:	Alico, Inc., a Florida corporation, its Manager

By:	/s/ J.D. Alexander
J.D Alexander, Chief Executive Officer

Bowen Brothers Fruit, LLC, a Florida limited liability company

By:	Alico, Inc., a Florida corporation, Its Managing Member

By:	/s/ J.D. Alexander
J.D Alexander, Chief Executive Officer

Alico Land Development Inc., a Florida corporation

	By:	/s/ J.D. Alexander
J.D Alexander Chief Executive Officer

Address for notices: 640 South Main Street Labelle, Florida 33935 ATTN: Chief Financial Officer

LENDER

Address for notices:	RABO AGRIFINANCE, INC.

12443 Olive Blvd, Suite 50
St. Louis, MO 63141
Attention: Customer Service Representative	By:	/s/ Shirley L. Dobbs
		Name:	Shirley L. Dobbs
		Title:	V.P.